Subsequent Events	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 18:- SUBSEQUENT EVENTS

a.	In late 2019, a novel strain of COVID-19, also known as coronavirus, was reported in Wuhan, China. While initially the outbreak was largely concentrated in China, it has now spread to most other countries, including Israel. Infections and mortality have been reported globally. Many countries around the world, including in Israel, have significant governmental measures being implemented to control the spread of the virus, including temporary closure of businesses, severe restrictions on travel and the movement of people, and other material limitations on the conduct of business. These measures have resulted in work stoppages and other disruptions. The extent to which the coronavirus impacts our operations will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the duration and severity of the outbreak, and the actions that may be required to contain the coronavirus or treat its impact. In particular, the continued spread of the coronavirus globally, could adversely impact our operations and workforce, including our clinical trials, marketing and sales activities and ability to raise additional capital, which in turn could have an adverse impact on our business, financial condition and results of operation.

b.	During the period of January through May 2020, 677,510 NASDAQ listed warrants to purchase ADSs at an exercise price of $6.25 were exercised into 27,100,400 Ordinary shares for a total consideration of NIS 14,634 (approximately $ 4,234).